                      SECURITIES AND EXCHANGE COMMISSION
                           WASHINGTON, D.C.  20549




                                  FORM 8-K


                      FILED PURSUANT TO SECTION 13 OR 15(D)
                     OF THE SECURITIES EXCHANGE ACT OF 1934

              DATE OF REPORT (Date of earliest event reported):
                               AUGUST 31, 1998

                        Commission File Number 0-631

                            ROSE'S HOLDINGS, INC.

                Incorporated Under the Laws of Delaware

                I.R.S. Employer Identification No. 56-2043000

                       150 East 52nd Street, 21st Floor
                             New York, New York
                                   10022
            (Address and zip code of principal executive offices)

             Registrant's telephone number, including area code:
                                212-813-1500

ITEM 7.  FINANCIAL STATEMENTS, PROFORMA FINANCIAL INFORMATION AND EXHIBITS

   (A).  FINANCIAL STATEMENTS OF COMPANY ACQUIRED


                              WEBBANK CORPORATION
          (A Wholly-Owned Subsidiary of Block Financial Corporation)

                             FINANCIAL STATEMENTS

            December 31, 1997 and May 15, 1997 to December 31,1997

                  (With Independent Auditors' Report Thereon)

INDEPENDENT AUDITORS' REPORT

To the Board of Directors of WebBank Corporation

We have audited the accompanying balance sheet of WebBank Corporation (a wholly-owned subsidiary of Block Financial Corporation) as of December 31, 1997, and the related statements of operations, stockholder's equity, and cash flows for the period May 15, 1997 (date of inception) to December 31, 1997. These financial statements are the responsibility of the Bank's management. Our responsibility is to express an opinion on these financial statements based on our audit.

We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of WebBank Corporation at December 31, 1997, and the results of its operations and its cash flows for the period May 15, 1997 (date of inception) to December 31, 1997, in conformity with generally accepted accounting principles.



Deloitte & Touche LLP

January 27, 1998
(August 31, 1998 as to Note 11)
Salt Lake City, Utah

                              WEBBANK CORPORATION
          (A Wholly-Owned Subsidiary of Block Financial Corporation)


                                BALANCE SHEETS
                   (Amounts in Thousands, Except Share Data)

                                                  Aug. 31, 1998  Dec. 31, 1997
                                                   (unaudited)
                                                  ----------------------------
ASSETS
  CASH AND DUE FROM BANKS                             $ 1,835        $    25
  SECURITIES AVAILABLE FOR SALE
    At fair value (amortized cost $1,291
    at August 31, 1998 & $1,622 at
    December 31, 1997)                                  1,291          1,622
  UNDIVIDED INTEREST IN CREDIT CARD PORTFOLIO
    Net of allowance for estimated losses of $1,238       ---         13,762
  LOAN RECEIVABLE                                       1,115            ---
  ACCRUED INTEREST RECEIVABLE                              21             88
  BANK PREMISES AND EQUIPMENT-Net                          89            122
  OTHER ASSETS                                             89              4
  DEFERRED TAX ASSET                                       --             36
                                                       ------         ------
TOTAL ASSETS                                          $ 4,440        $15,659
                                                       ======         ======
LIABILITIES AND STOCKHOLDER'S EQUITY
  DEPOSITS-Demand & Time                              $   105        $ 1,000
  ACCOUNTS PAYABLE AND ACCRUED EXPENSES                     8             98
  DUE TO PARENT                                           327            333
                                                       ------         ------
  TOTAL LIABILITIES                                       440          1,431

COMMITMENTS AND CONTINGENCIES (Notes 8 and 11)

  STOCKHOLDER'S EQUITY
    Common stock - $.10 par value:100,000,000 shares
      authorized, 1,500,000 issued and outstanding        150           150
    Additional paid-in capital                         14,850        14,850
    Accumulated earnings/(deficit)                      1,106          (772)
    Treasury stock                                    (12,106)
                                                       ------        ------
  TOTAL STOCKHOLDER'S EQUITY                            4,000        14,228
                                                       ------        ------
TOTAL LIABILITIES AND STOCKHOLDER'S EQUITY            $ 4,440       $15,659
                                                       ======        ======

See notes to financial statements.

                              WEBBANK CORPORATION
            (A Wholly-Owned Subsidiary of Block Financial Corporation)


                            STATEMENTS OF OPERATIONS
                 FOR THE PERIOD MAY 15, 1997 (DATE OF INCEPTION)
                          TO DECEMBER 31, 1997 (AUDITED)
                                      AND
                     8 MONTHS ENDED AUGUST 31, 1998 (UNAUDITED)
                             (Amounts in Thousands)

                                                 8 Months Ended  May 15, 1997 to
                                                  Aug. 31, 1998   (date of
                                                                inception) to
                                                                 Dec. 31, 1997
                                                   (unaudited)
                                                  ----------------------------
INTEREST INCOME
  Interest on undivided interest
    in credit card portfolio                         $ 1,374        $ 1,058
  Interest on loans receivable                            38            ---
  Interest and dividends on securities
    available for sale                                    54             85
                                                      ------         ------
INTEREST INCOME BEFORE PROVISION FOR LOSSES ON
  UNDIVIDED INTEREST IN CREDIT CARD PORTFOLIO          1,466          1,143

PROVISION FOR LOSSES ON UNDIVIDED INTEREST IN
  CREDIT CARD PORTFOLIO                               (1,238)         1,238
                                                      ------         ------
NET INTEREST INCOME/(LOSS)                             2,704            (95)
                                                      ------         ------
OTHER INCOME - Service charges and fees                  260            213
                                                      ------         ------

OTHER EXPENSES
  Salaries and employee benefits                         607            423
  Net occupancy expenses                                  73             59
  General and administrative expenses                    161            119
                                                      ------         ------
TOTAL OTHER EXPENSES                                     841            601
                                                      ------         ------
INCOME/(LOSS) BEFORE INCOME TAXES                      2,123           (483)
INCOME TAX EXPENSE                                       245            289
                                                      ------         ------
NET LOSS                                             $ 1,878       $  (772)
                                                      ======         ======

See notes to financial statements.

                              WEBBANK CORPORATION
            (A Wholly-Owned Subsidiary of Block Financial Corporation)


                       STATEMENT OF STOCKHOLDER'S EQUITY
                FOR THE PERIOD MAY 15, 1997 (DATE OF INCEPTION)
                           TO DECEMBER 31, 1997
                                       AND
                    8 MONTHS ENDED AUGUST 31, 1998 (UNAUDITED)
                             (Amounts in Thousands)

                                      Additional
                            Common     Paid-in    Treasury    Income/
                            Stock      Capital     Stock     (Deficit)  Total
                            -------------------------------------------------   -----
BALANCE MAY 15,1997         none        none        none      none       none
(Date of Inception)

 Initial capitalization
 and sale of common stock   $  150      $14,850                        $15,000
  Net loss                                                     $ (772)    (772)
                            ------      -------               -------  -------
BALANCE DEC. 31,1997        $  150      $14,850     none       $ (772) $14,228

NET INCOME AUGUST 31, 1998
(unaudited)                                                   $ 1,878  $ 1,878

Purchase of treasury stock                       $(12,106)            $(12,106)
                            ------     -------   --------      ------  -------

BALANCE AUGUST 31, 1998
 (unaudited)                $  150     $14,850   $(12,106)     $1,106  $ 4,000
                            ======     =======   ========      ======  =======
See notes to financial statements.

See notes to financial statements.

                              WEBBANK CORPORATION
            (A Wholly-Owned Subsidiary of Block Financial Corporation)


                             STATEMENTS OF CASH FLOWS
                FOR THE PERIOD MAY 15, 1997 (DATE OF INCEPTION)
                           TO DECEMBER 31, 1997 (AUDITED)
                                        AND
                     8 MONTHS ENDED AUGUST 31, 1998 (UNAUDITED)
                               (Amounts in Thousands)

                                                                 May 15, 1997
                                                                   (Date of
                                                 8 Months Ended  inception) to
                                                  Aug. 31, 1998  Dec. 31, 1997
                                                   (unaudited)
                                                  ----------------------------
CASH FLOWS FROM OPERATING ACTIVITIES
  Net Income/(loss)                                 $ 1,878       $   (772)
  Adjustments to reconcile net loss to net cash
   provided by operating activities
     Provision for losses on undivided interest
       in credit card portfolio                      (1,238)         1,238
     Depreciation and amortization                       36             36
     Deferred income taxes                               36            (36)
     (Increase)/decrease in accrued
       interest receivable                               67            (88)
     Increase in other assets                           (85)            (4)
     Increase/(decrease) in accounts payable
       and accrued expenses                             (90)            98
     Increase/(decrease) in due to parent                (6)           333
                                                    -------        -------
  Net cash provided by operating activities             598            805
                                                    -------        -------
CASH FLOWS FROM INVESTING ACTIVITIES
  Purchases of securities available for sale            331         (1,622)
  Proceeds/(Purchase) of an undivided
  interest in credit card portfolio                  15,000        (15,000)
  Purchase of loans receivable                       (1,115)           ---
  Purchases of bank premises and equipment               (3)          (158)
                                                    -------        -------
  Net cash used in/provided by investing activities  14,213        (16,780)

CASH FLOWS FROM FINANCING ACTIVITIES
  Net increase/(decrease) in demand deposits           (895)         1,000
  Initial capitalization and sale of common stock       ---         15,000
  Purchase of treasury stock                        (12,106)           ---
                                                    -------        -------
  Net cash provided by/used in financing activities (13,001)        16,000
                                                    -------        -------

NET INCREASE IN CASH AND DUE FROM BANKS               1,810             25

CASH AND DUE FROM BANKS
  Beginning of period                                    25           NONE
  End of period                                     $ 1,835        $    25
                                                    =======        =======


SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION
  Cash paid during the year for
    Income taxes                                       NONE           NONE
    Interest                                           NONE           NONE

See notes to financial statements.

                              WEBBANK CORPORATION
            (A Wholly-Owned Subsidiary of Block Financial Corporation)


                          NOTES TO FINANCIAL STATEMENTS
                FOR THE PERIOD MAY 15, 1997 (DATE OF INCEPTION)
                              TO DECEMBER 31, 1997

1.  SIGNIFICANT ACCOUNTING POLICIES

ORGANIZATIONAL STRUCTURE - The accompanying financial statements include the accounts of WebBank Corporation (the Bank), a State of Utah, Department of Financial Institutions Industrial Loan Corporation. The Bank is a wholly owned subsidiary of Block Financial Corporation (BFC). BFC is a wholly owned subsidiary of H & R Block Group, Inc., which is a wholly owned subsidiary of H & R Block, Inc. (Block). The Bank was capitalized, received Federal Deposit Insurance Corporation (FDIC) insurance, and commenced business activities on May 15, 1997. The Bank's corporate offices are located in Park City, Utah.

ESTIMATES IN FINANCIAL STATEMENTS - The financial statements have been prepared in conformity with generally accepted accounting principles. In preparing the financial statements, management is required to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities as of the date of the balance sheet and revenues and expenses for the period. Significant estimates are used in determining the collectibility of receivables. Actual results could differ significantly from those estimates.

Material estimates that are particularly susceptible to significant change in the near-term relate to the determination of the allowance for losses on undivided interest in credit card portfolio is adequate. While management uses available information to recognize losses on loans, future additions to the allowance may be necessary based on changes in economic conditions. In addition, various regulatory agencies, as an integral part of their examination process, periodically review the Bank's allowance. As of December 31, 1997, the Bank's regulators have required the Bank to set up the allowance for estimated losses. Such agencies may require the Bank to recognize additions to the allowance based on their judgements about information available to them at the time of their examination.

CASH AND DUE FROM BANKS - Cash and due from banks include cash and interest-bearing deposits in other depository institutions. For purposes of the statement of cash flows, the Bank considers all highly liquid debt instruments with original maturities of three months or less to be cash equivalents.

SECURITIES - In accordance with Statement of Financial Accounting Standards
(SFAS) No. 115, "Accounting for Certain Investments in Debt and Equity Securities". The Bank classifies securities as either trading securities, available for sale securities, or held to maturity securities. As of December 31, 1997, all of the Bank's securities were classified as available for sale. Available for sale securities are carried at fair value with net unrealized gains or losses (net of taxes) excluded from income and reported as a separate component of stockholder's equity.

ACCRUED INTEREST RECEIVABLE - Interest on the undivided interest in credit card portfolio is recognized as earned. An allowance is provided for interest believed to be uncollectible. Subsequent collection of delinquent interest is reflected in income in the period of recovery.

BANK PREMISES AND EQUIPMENT - Bank premises and equipment are recorded at cost. Depreciation and amortization is computed on the straight-line method over the estimated useful lives of 1 to 5 years on furniture, fixtures, and equipment or the life of the lease for leasehold improvements.

ALLOWANCE FOR ESTIMATED LOSSES - A provision for estimated losses is charged to expense to reduce the recorded balance of the undivided interest in credit card portfolio to its estimated net realizable value. Such provisions are based on management's consideration of current and anticipated operating or sales conditions, loss experience in relation to outstanding credit cards, overall portfolio quality, and economic conditions. Recovery of the carrying value of such credit cards is dependent to a great extent on economic, operating, and other conditions that may be beyond the Bank's control. Management believes that the allowances for estimated losses are adequate. While management uses available information to recognize estimated losses, future additions to the allowances may be necessary based on changes in economic conditions. Actual losses may be greater or less than the estimate due to numerous factors beyond the Bank's control.

DEPOSITS - Deposits consist of a single non-interest bearing demand deposit from BFC at December 31, 1997.

LONG-LIVED ASSETS - Impairment of long-lived assets is determined in accordance with SFAS No. 121, "Accounting for the Impairment of long-lived Assets and of Long-Lived Assets to be Disposed Of". There were no impairments as of December 31, 1997.

INCOME TAXES - The Bank utilizes an asset and liability approach for financial accounting and reporting for income taxes. Deferred income taxes are provided for temporary differences in the bases of assets and liabilities as reported for financial statement purposes and income tax purposes. The Bank files a consolidated Federal income tax return with Block. Block's intercompany tax allocation policy provides for the Bank to compute its taxes on a stand alone basis. The Bank has, therefore, recorded the current income tax payable as part of "Due to Parent" in the accompanying balance sheet.

STOCK BASED COMPENSATION - In October 1995, the Financial Accounting Standards Board issued SFAS No. 123, "Accounting for Stock-Based Compensation." SFAS No. 123 requires expanded disclosures of stock-based compensation arrangements with employees and encourages (but does not require) compensation cost to be measured based on the fair value of the equity instrument awarded.

UNAUDITED INTERIM FINANCIAL STATEMENTS - The financial information noted as unaudited included herein is unaudited. However, the information reflects all adjustments (consisting of normal recurring adjustments that are, in the opinion of management necessary to the fair presentation of the financial position, results of operations, and cash flows for the interim period).
The results of operations for the eight months ended August 31, 1998 are not necessarily indicative of the results to be expected for the full year.

2.  SECURITIES AVAILABLE FOR SALE

The amortized cost and fair value of securities available for sale as of December 31, 1997 were as follows (in thousands):

                                       Gross         Gross     Estimated
                      Amortized      Unrealized    Unrealized     Fair
Description              Cost          Gains         Losses      Value
------------------------------------------------------------------------
Dreyfuss Government
 Cash Mangement
  Fund                  $1,622          NONE          NONE      $1,622
                        ======         ======        ======     ======

3.  UNDIVIDED INTEREST IN CREDIT CARD PORTFOLIO

The undivided interest in credit card portfolio represents a $15,000,000 undivided interest in a credit card portfolio, purchased from BFC's credit card issuing agent, net of allowance for estimated losses of $1,238,000.

The effective weighted average interest rate on the undivided interest in credit card portfolio for the period May 15, 1997 to December 31, 1997 was 13.31%.


An analysis of changes in the allowance for estimated losses is as follows (in thousands):

     Balance at May 15, 1997 (Date of Inception)                NONE
     Provision charged to expense                             $1,238
     Charge-offs                                                NONE
                                                              ------
     Balance at December 31, 1997                             $1,238
                                                              ======

BANK PREMISES AND EQUIPMENT

Bank premises and equipment consisted of the following at December 31, 1997 (in thousands):

     Leasehold improvements                                   $   66
     Furniture, fixtures, and equipment                          120
                                                              ------
     Total                                                       186
     Less accumulated depreciation and amortization              (64)
                                                              ------
     Total                                                    $  122
                                                              ======

Bank premises and equipment were purchased from BFC at BFC's recorded values, net of accumulated depreciation.

5.  RELATED PARTY TRANSACTIONS

OPERATING AND REGULATORY COMPLIANCE AGREEMENT - The Bank entered into an amended and restated Operating and Regulatory Compliance Agreement (the Agreement) with Block and BFC as of December 9, 1997. The Agreement includes, among others, the following provisions:

  OBLIGATIONS TO CONTRIBUTE CAPITAL - During the first three years after the Bank commences operations as an insured depository institution, BFC shall contribute to the Bank sufficient funds as capital to enable the Bank to meet all minimum capital requirements applicable to it by law, regulation, rule or agreement with any regulator or deposit insurer of the Bank.

  OBLIGATIONS TO LEND - Subject to the terms and conditions of the Agreement, and if sufficient funds are available to BFC or can be obtained by BFC, BFC shall lend to the Bank such amounts that the Bank may request from time to time to fund its operations. No loan made by BFC to the Bank shall be at a rate or include fees or other charges that exceed what the Bank could reasonably expect to obtain from an unaffiliated lender at the time the loan is made.

  PURCHASE OF UNDIVIDED INTEREST IN CREDIT CARD PORTFOLIO - The Bank has purchased a $15,000,000 undivided interest in credit card receivables from BFC's credit card issuing agent under an affinity agreement between BFC and such agent. The price paid was the carrying value of such receivables.

  SALE OF UNDIVIDED INTEREST IN CREDIT CARED PORTFOLIO TO BFC - BFC agrees that it shall purchase from the Bank, at carrying value, up to 100% of the undivided interest in credit card portfolio owned by the Bank, at any time upon written request from the Bank; provided, such request shall (i) specify the date such sale to BFC is to occur and (ii) be delivered to BFC no less than five business days prior to the sale date. In the event that BFC enters into a binding and definitive agreement for the sale to an unaffiliated third-party of any portion of the credit card receivables owned by BFC, BFC agrees that it shall, in its sole and absolute discretion on any business day on or before the closing date of the sale as BFC elects, purchase at par value 100% of the undivided interest in credit card receivables owned by the Bank. BFC shall notify the Bank in writing of its intent to purchase the Bank's undivided interest in credit card receivables no less than five days prior to the sales date.

  LOSSES ON UNDIVIDED INTEREST IN CREDIT CARD PORTFOLIO - BFC agrees that it shall reimburse the Bank for any losses that the Bank may incur on the undivided interest in credit card portfolio. The reimbursement by BFC will be 100% of the amount of loss. Any such reimbursement would be recorded by the Bank as a capital contribution at the time received.

  MANAGEMENT SERVICES - Block or BFC shall provide, or arrange to be provided at no expense to the Bank, certain management services and other benefits, including but not limited to:

     Payroll accounting, including issuance of payroll checks,and preparation of federal and state income tax forms and withholding;

     Employee benefits, including health insurance, life insurance, disability income coverage, and participation in retirement plans;

     Accounting and administrative services to the extent requested by the Bank;

     Development and implementation of plans to market products and services offered by the Bank alone or in conjunction with other products and services offered by an affiliate, which plans shall be implemented at the expense of BFC and shall not be billed back to the Bank for reimbursement;

     Credit card servicing and accounting services, which shall be provided at the expense of BFC and shall not be billed back to the Bank for reimbursement;

     All quarterly Credit Card Association fees relating to the credit card receivables;

     All expense of meeting the insurance requirements of the Bank's landlord at its main office and providing $180,000 in insurance coverage for the contents at that office; and

     Such additional management services and other benefits set forth in the Agreement.

START-UP COSTS - Certain start-up costs, incurred prior to May 15, 1997, were provided by BFC. No allocations have been recorded in the financial statements of the Bank for any such services provided by Block or BFC.

DUE TO PARENT - The due to parent relates to the Bank's liability for income taxes ($325,409) and payroll withholding items ($8,027). BFC does not charge the Bank interest on the balance due.

EMPLOYEE BENEFIT PLANS - Block provides the following employee benefit plans for the officers and employees of the Bank:

  401(k) SAVINGS PLAN - The Bank's employees are eligible to participate in Block's 401(k) Savings Plan. The plan allows for employees to contribute 2% to 15% of their pre-tax earnings. Full-time employees receive a match of 25% of pre-tax employee contributions up to 6% of their pre-tax earnings, with such amounts vesting ratably over five years after the employee has completed two years of service. The employer match expense is not included in the Bank's statement of operations but is included in the Block statement of operations.

  PROFIT SHARING RETIREMENT PLAN - The Bank's employees participate in Block's profit sharing retirement plan. At the discretion of Block's management, BFC makes yearly contributions to the plan based upon a determined percentage of eligible payroll. The plan contribution expenses are not included in the Bank's statement of operations but are included in the BFC statement of operations.

  STOCK OPTION PLAN - The Bank's employees participate in a Block stock option plan for its common stock. Under this plan, options may be granted to select employees to purchase Block's common stock for periods not exceeding ten years at a price not less than 100 percent of the fair market value on the date of grant. The options are exercisable on a cumulative basis at an annual rate of 33 1/3 percent of the total number of option shares.

  EXECUTIVE DEFERRED COMPENSATION PLAN - Certain key employees of the Bank participate in Block's Executive Deferred Compensation Plan. This Plan permits its participants to defer portions of compensation and accrue earnings on the deferred amounts. The salaries are included in salaries and employee benefits in the Bank's statement of operations while the matching of deferred salaries is not included in the Bank's statement of operations but are included in the BFC statement of operations.

6.  REGULATORY CAPITAL REQUIREMENTS

The Bank is subject to various regulatory capital requirements administered by the federal banking agencies. Failure to meet minimum capital requirements can initiate certain mandatory, and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on the Bank's financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, the Bank must meet specific capital guidelines that involve quantitative measures of the Bank's assets, liabilities and certain off-balance sheet items as calculated under regulatory accounting practices. The Bank's capital amounts and classification are also subject to qualitative judgements by the regulators about components, risk weightings and other factors.

Quantitative measures established by regulation to ensure capital adequacy require the Bank to maintain minimum amounts and ratios (set forth in the table below) of total and Tier I capital (as defined in the regulations) to risk-weighted assets (as defined), and of Tier I capital (as defined) to end of period assets (as defined). Management believes, as of December 31, 1997, that the Bank meets all capital adequacy requirements to which it is subject.

As of December 31, 1997, the Bank has been notified that it was "well capitalized" under the regulatory framework. To be categorized as "well capitalized", the Bank must maintain minimum total risk-based, Tier I risk-based, and Tier I leverage ratios as set forth in the table below. There are no conditions or events since the initial visitation by the FDIC that management believes have changed the institution's category.

                                                                 Minimum
                                                               To Be "Well
                                                           Capitalized" Under
                                      Minimum for Capital   Prompt Corrective
As of December 31, 1997      Actual    Adequacy Purposes    Action Provisions
(in thousands)           ----------------------------------------------------
                         Amount  Ratio    Amount  Ratio       Amount  Ratio

Total Capital
 (Tier 1 + Tier 2)
  To Risk Weighted
   Assets               $14,439  91.1%    $1,268   8.0%      $1,585   10.0%

Tier 1 Capital to
 Risk Weighted Assets    14,228  89.8%       634   4.0%         951    6.0%

Tier 1 Capital to End
 of Period Assets        14,228  90.9%       626   4.0%         783    5.0%
(Leverage ratio)

At periodic intervals, the State of Utah banking regulators routinely examine the Bank's financial statements as part of their legally prescribed oversight of the banking industry. The FDIC also has certain regulatory oversight authority. Based on these examinations, the regulators can direct that the Bank's financial statements be adjusted in accordance with their findings. Management is aware of no significant adjustments which have been proposed by the regulators which have not been reflected in the Bank's financial statements.

7.  INCOME TAXES

Income tax expense (benefit) is as follows for the year ended
December 31, 1997 (in thousands):

                                         Current    Deferred    Total
U.S. Federal                              $283       $(33)      $250
State                                       42         (3)        39
                                          ----       ----       ----
Total                                     $325       $(36)      $289
                                          ====       ====       ====

The tax provisions were at effective rates as follows:

     Federal income tax rate                                   35.0 %
     Change in rate resulting from:
       Valuation allowance recorded                           (98.1)
       State income taxes, net of Federal
         income tax benefit                                     3.3
                                                               ----
     Effective tax rate                                       (59.8)%
                                                               ====

Temporary differences that give rise to the deferred tax asset are as follows at December 31, 1997 (in thousands):

Assets:
  Deferred compensation                                       $  36
  Provision for losses on undivided interest
    in credit card portfolio                                    474
  Valuation allowance                                          (474)
                                                              -----
  Total deferred tax asset                                    $  36
                                                              =====

The Bank has recorded a temporary difference relating to the provisions for losses on undivided interest in credit card portfolio with an offsetting valuation allowance. The valuation allowance was recorded because management believes the asset recorded will more than likely not be realized as a result of the anticipated sale of the Bank (Note 11).

8.  COMMITMENTS AND CONTINGENCIES

LEASE - The Bank leases office premises under an operating lease agreement requiring future contractual minimum annual rental payments as follows:

Year ending December 31
1998                                                       $ 40,000
1999                                                         41,400
2000                                                         42,852
2001                                                         44,348
2002                                                         30,248
                                                            -------
Total                                                      $198,848
                                                            =======

Rent expense for this lease office space for the period May 15, 1997 (date of inception) to December 31, 1997 was $25,773. The operating lease agreement can be terminated at the option of the Bank in 2000.

SERVICE AGREEMENT - The Bank has a service agreement with a general ledger processor requiring annual payments as follows:

Year ending December 31
1998                                                       $ 30,000
1999                                                         36,000
                                                           --------
Total                                                      $ 66,000
                                                           ========

The Bank recorded $21,197 expense under this agreement during the period May 15, 1997 (date of inception) to December 31, 1997.

9.  FAIR VALUE OF FINANCIAL INSTRUMENTS

The estimated fair value amounts in the following disclosures have been determined by the Bank using available market information and appropriate valuation methodologies as of December 31, 1997.

                                                Carrying    Estimated
                                                 Amount    Fair Value
                                                -----------------------
Assets:
  Cash and due from banks                       $    25       $    25
  Securities available for sale                   1,622         1,622
  Undivided interest in credit card
    portfolio                                    13,762        13,762

Liabilities:
  Deposits                                      $ 1,000       $ 1,000

Cash and due from banks and deposits are carried at amounts which approximate fair value. Estimated fair value for the Bank's securities available for sale is based on quoted market prices. Fair values for the undivided interest in credit card portfolio is estimated using a discounted cash flow calculation that applies interest rates currently being offered in similar instruments to a schedule of expected monthly maturities of these instruments.

10.  RECENTLY ISSUED FINANCIAL ACCOUNTING STANDARDS

In June 1997, the Financial Accounting Standards Board issued SFAS No. 130, "Reporting Comprehensive Income". SFAS No. 130 establishes standards for reporting and display of comprehensive income and its components (revenues, expenses, gains and losses) in a full set of general purpose financial statements. SFAS No. 130 requires that an enterprise (a) classify items of other comprehensive income by their nature in a financial statement and (b) display the accumulated balance of other comprehensive income separately from retained earnings and additional paid-in capital in the equity section of a statement of financial position. SFAS No. 130 is effective for the Bank's year ended December 31, 1998.

11.  SUBSEQUENT EVENTS

On January 20, 1998, BFC entered into a Stock Purchase Agreement (the Agreement) with Praxis Investment Advisors (Praxis), a Nevada Limited Liability Company, to sell to Praxis all of the Bank's issued and outstanding common shares, subject to regulatory approvals. Under the terms of the Agreement, BFC purchased from the Bank the undivided interest in the credit card portfolio.

On August 31, 1998 Rose's International, Inc. ("Rose's"), a wholly owned subsidiary of Rose's Holdings, Inc. ("the Company") acquired 90% of the stock of WebBank Corporation (the "Bank") for approximately $5.314 million plus acquisition cost of $.319 million. Block Financial Corporation ("Block"), the owner of 100 percent of the outstanding common stock of the Bank, an FDIC-insured Utah industrial loan corporation, agreed to sell all of the outstanding stock of the Bank to Praxis Investment Advisors ("PIA"), a Nevada Limited Liability Company, pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of January 20, 1998.

The Stock Purchase Agreement was amended by an Amendment No. 1 to Stock Purchase Agreement (the "Amendment") dated as of August 30, 1998.

PIA assigned its rights under the Stock Purchase Agreement to Andrew Winokur ("AW") and Rose's under an Assignment Agreement (the "Assignment") dated as of August 30, 1998.

AW and Rose's entered into a Subscription and Stockholders Agreement (the "Subscription Agreement") dated as of August 30, 1998, under which Rose's agreed to purchase 90 percent of the stock of the Bank and of Praxis Investment Advisors, Inc. ("Praxis"), a Delaware Corporation, and AW agreed to purchase 10 percent of the stock of the Bank and of Praxis. Under the Subscription Agreement, any amounts paid by AW or Rose's in connection with the acquisition transaction are to be treated as credits toward the amount payable in consideration for the purchase of the Praxis shares. The Subscription Agreement also contains restrictions on transfer, rights of first refusal, put and call options, a required legend on the share certificates of the Bank and Praxis and tax sharing provisions, among others.

AW entered into an Employment Agreement dated as of September 1, 1998, with Praxis under which AW agreed to act as President and Chief Executive Officer of Praxis.

Praxis and Rose's entered into a Management Agreement dated as of September 1, 1998, under which Praxis agreed to provide Rose's and other stockholders of the Bank (consisting only of AW as of the Closing) with management services in connection with the ownership and operation of the Bank.

At the Closing, Rose's purchased from PIA 900,000 shares of the Bank's shares at the same purchase price per share as paid by PIA under the Stock Purchase Agreement, and AW purchased from PIA, 100,000 shares of the Bank's shares at the same purchase price per share as paid by PIA under the Stock Purchase Agreement.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION

   (B.)  PRO FORMA FINANCIAL INFORMATION

On August 31, 1998 Rose's International, Inc. ("Rose's"), a wholly owned subsidiary of Rose's Holdings, Inc. ("the Company") acquired 90% of the stock of WebBank Corporation (the "Bank") for approximately $5.314 million plus acquisition costs of $.319 million. Block Financial Corporation ("Block"), the owner of 100 percent of the outstanding common stock of the Bank, an FDIC-insured Utah industrial loan corporation, agreed to sell all of the outstanding stock of the Bank to Praxis Investment Advisors ("PIA"), a Nevada limited liability company, pursuant to a Stock Purchase Agreement (the "Stock Purchase Agreement") dated as of January 20, 1998.

The Stock Purchase Agreement was amended by an Amendment No. 1 to Stock Purchase Agreement (the "Amendment") dated as of August 30, 1998.

PIA assigned its rights under the Stock Purchase agreement to Andrew Winokur ("AW") and Rose's under an Assignment Agreement (the "Assignment") dated as of August 30, 1998.

AW and Rose's entered into a Subscription and Stockholders Agreement (the "Subscription Agreement") dated as of August 30, 1998, under which Rose's agreed to purchase 90 percent of the stock of the Bank and of Praxis Investment Advisors, Inc. ("Praxis"), a Delaware corporation, and AW agreed to purchase 10 percent of the stock of the Bank and of Praxis. Under the Subscription Agreement, any amounts paid by AW or Rose's in connection with the acquisition transaction are to be treated as credits toward the amount payable in consideration for the purchase of the Praxis shares. The Subscription Agreement also contains restrictions on transfer, rights of first refusal, put and call options, a required legend on the share certificates of the Bank and Praxis and tax sharing provisions, among others.

AW entered into an Employment Agreement dated as of September 1, 1998, with Praxis under which AW agreed to act as President and Chief Executive Officer of Praxis.

Praxis and Rose's entered into a Management Agreement dated as of September 1, 1998, under which Praxis agreed to provide Rose's and the other stockholders of the Bank (consisting only of AW as of the Closing) with management services in connection with the ownership and operation of the Bank.

At the Closing, Rose's purchased from PIA 900,000 shares of the Bank's shares at the same purchase price per share as paid by PIA under the Stock Purchase Agreement, and AW purchased from PIA, 100,000 shares of the Bank's shares at the same purchase price per share as paid by PIA under the Stock Purchase Agreement.

The unaudited Pro Forma Condensed Consolidated Statements of Operations (the "Pro Forma Statements of Operations") for the year ended January 31, 1998 and the six months ended August 1, 1998 give effect to the acquisition of WebBank as if it had occurred on May 15, 1997. The Pro Forma Statements of Operations are based on historical results of operations of the Company and WebBank for the year ended January 31, 1998 and for the year from the date of inception of May 15, 1997 to December 31, 1997, respectively; and the six months ended August 1, 1998 (the Company), and the six months ended June 30, 1998 (WebBank), respectively. The unaudited Pro Forma Condensed Consolidated Balance Sheet (the "Pro Forma Balance Sheet") gives effect to the acquisition of WebBank as if the acquisition had occurred on August 1, 1998. The Pro Forma Statements of Operations and Pro Forma Balance Sheet and the accompanying notes
(the "Pro Forma Financial Information") should be read in conjunction with and are qualified by the historical financial statements of the company and notes and exhibits thereto.

The Pro Forma Financial Information is intended for informational purposes only and is not necessarily indicative of the future financial position of future results of operations of the consolidated company after the acquisition of WebBank, or of the financial position or results of operations of the consolidated company that would have actually occurred had the acquisition of WebBank been effected as of the dates described above.

                          ROSE'S HOLDINGS, INC.

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEETS

                             AUGUST 1, 1998
                             (In thousands)

                       August 1, 1998   August 31,
                           ROSE'S          1998       PRO FORMA
                        HOLDINGS, INC.    WEBBANK    ADJUSTMENTS    PRO FORMA
                        --------------    -------    -----------    ----------

Assets

Cash & due from bank       $ 13,180       $  1,835   $  (5,070) (1)  $  9,945
Cash restricted in escrow     1,977                                     1,977
Loans receivable                             1,115                      1,115
Accounts & interest receivable   32             21                         53
Mutual fund investments                      1,291                      1,291
                             ------          -----      ------         ------
Total current assets         15,189          4,262      (5,070) (1)    14,381

Premises & equipment-net                        89                         89
Deferred fed/state
  tax receivable                                            26  (2)        26
Purchase accounting-goodwill                             1,676  (2)     1,676
Investment in WebBank                                    5,070  (1)
                                                        (5,070) (2)         0
Other assets                    157             89         (69) (2)       177
                            -------        -------      ------        -------
   Total assets            $ 15,346       $  4,440   $  (3,437)      $ 16,349


Liabilities and Stockholders' Equity

Accounts payable
  & accrued expenses       $     95       $    440                   $    535
10% Minority interest                                      563  (2)       563

Stockholders' equity         15,251          4,000      (4,000) (2)    15,251

                           --------       --------      ------       --------
Total Liabilities &
Stockholders' Equity       $ 15,346       $  4,440   $  (3,437)      $ 16,349
                           ========       ========   =========       ========

                               ROSE'S HOLDINGS, INC.

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                      (IN THOUSANDS, EXCEPT PER SHARE DATA)

                     Fiscal Year     May 15, 1997 (Date
                         Ended        of inception) to
                    January 31, 1998  December 31, 1997
                          ROSE'S          WEBBANK
                      HOLDINGS, INC.    CORPORATION  ADJUSTMENTS   PROFORMA
                      --------------    -----------  -----------   --------
Revenues
Interest income                  -        $  1,143   $ (1,143)(3)  $      0
Provision for losses             -          (1,238)                  (1,238)
                          --------        --------                 --------
Net interest loss                -             (95)                     (95)
Other income              $    418        $    213                      631
                          --------        --------                 --------
                               418             118                      536

Expenses
  Payroll & Benefits                           423                      423
  Occupancy                                     59                       59
  General & Administrative     347             119                      466
  Amortization of Goodwill                                 168 (1)(4)   168
                          --------        --------     -------     --------
    Total expenses             347             601         168        1,116
                          --------        --------     -------     --------
Income/(loss) before
 income tax expense             71            (483)       (168)        (580)

Income tax expense                            (289)                    (289)
Loss from discontinued
 operation                 (25,609)                                 (25,609)
                          --------        --------     -------     --------
Net loss                  $(25,538)       $   (772)    $  (168)    $(26,478)
                          ========        ========     =======     ========
Basic net loss
 per share                $   (2.96)      $   (.51)                $  (3.07)

Weighted average
 shares used in
 computing basic
 loss per share           8,632,000       1,500,000                8,632,000

                               ROSE'S HOLDINGS, INC.

        UNAUDITED PRO FORMA CONDENSED CONSOLIDATED STATEMENTS OF OPERATIONS

                       (IN THOUSANDS, EXCEPT PER SHARE DATA)


                         Six Months      Six Months
                           Ended            Ended
                       August 1, 1998   June 30, 1998
                           ROSE'S          WEBBANK
                       HOLDINGS, INC.    CORPORATION    ADJUSTMENTS    PRO FORMA
                       --------------    -----------    -----------    ---------

Interest income                   -       $  1,078      $(1,078)(3) $      0
Other income               $    393       $    196                       589
                           --------       --------                  --------
                                393          1,274                       589

General & administrative
  expense                       544            563                     1,107
Amortization of goodwill                                     84           84
                           --------       --------      -------      --------
   Total expenses               544            563                     1,191

Provision for loan loss                        562                       562

Provision for federal/state
  tax expense                                  273                       273

Net loss                   $   (151)      $   (124)     $   (84)(4) $   (359)
                           ========       ========      =======     ========

Basic net loss
  per share                $  (.02)      $    (.08)                 $   (.03)

Weighted average
 shares used in
 computing basic
 loss per share            8,632,000      1,500,000                 8,632,000


                           ROSE'S HOLDINGS, INC.

Note A - The proforma adjustments to the condensed consolidated balance sheet are as follows (in thousands):

(1)  Purchase price: Original purchase of WebBank
     by Rose's Holdings, Inc. and adjusted book
     value of assets acquired                           5,633
     10% sold to Praxis Investment Advisors, Inc.        (563)
                                                        -----
     Net investment in WebBank by Rose's Holdings, Inc  5,070

(2)  To eliminate investment account:

     Equity WebBank            $ 4,000
     Deferred tax asset             26
     Adjustment to net book
     value:
       Goodwill                  1,676
       Minority interest          (563)
       Other assets                (69)
                               -------
     Investment account        $ 5,070
                               =======

(3) Credit card interest was eliminated as credit card portfolio will not be part of the consolidated company.

(4)  Amortization life of 10 years was used.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION
   (C).  EXHIBITS:  NONE








                                  SIGNATURES



Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                             ROSE'S HOLDINGS, INC.
                                  (Registrant)



                                      By /s/Warren G. Lichtenstein
	                                         Warren G. Lichtenstein
	                                         President,
                                          Chief Executive Officer





Date:  November 16, 1998